Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-Q for the Period Ended September 30, 2008 (the “Report”) by Alpha Innotech Corp. (“Registrant”), the undersigned hereby certifies that:

1.        The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

Dated: November 14, 2008

/s/ Michael Henighan
Michael Henighan
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)